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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                        ________________________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        _________________________________

       Date of report (Date of earliest event reported): January 12, 2006


                               MAAX Holdings, Inc.
               (Exact name of registrant as specified in charter)


             Delaware                   333-125251                41-2158731

  (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

    9224 73rd Avenue North, Brooklyn Park, Minnesota               55428
         (Address of principal executive offices)                (Zip Code)

                                 (800) 328-2531
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02  Results of Operations and Financial Condition.

        On January 12, 2006, MAAX Holdings, Inc. issued a press release announcing its financial results for the third quarter ended November 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

        This information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits.

        99.1 - Press Release issued by MAAX Holdings, Inc., dated January 12, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAAX HOLDINGS, INC.
                                       (Registrant)


January 12, 2006                       By: /s/ DENIS AUBIN
                                           ------------------------------------
                                           Denis Aubin
                                           Chief Financial Officer, Executive
                                           Vice President and Secretary

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                                  Exhibit Index

Exhibit No.        Description

99.1               Press Release issued by MAAX Holdings, Inc., dated January
                   12, 2006.

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